                                                                     Exhibit 4.2



                    CAYENTA, INC. INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

COMMON STOCK                                                        COMMON STOCK




                  SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND
                   A STATEMENT AS TO THE RIGHTS, PREFERENCES,
                      PRIVILEGES AND RESTRICTIONS ON SHARES
                                CUSIP 21218R 10 4


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF


                                  CAYENTA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

                                  CAYENTA, INC.
                         Incorporated September 16, 1997
                                    DELAWARE


       SIGNATURE TO COME                                SIGNATURE TO COME


                                                 Countersigned and registered:
                                                 American Stock and Transfer Co.
                                                 Transfer Agent and Registrar

                                                 Authorized Signature

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM  -  as tenants in common                 UNIF TRF MIN ACT - _________ Custodian ____________
TEN ENT  -  as tenants by the entireties                             (Cust)                (Minor)
JT TEN   -  as joint tenants with right of                          under Uniform Gifts to
            survivorship and not as tenants in                      Minors Act _____________________
            common                                                                   (State)


     Additional abbreviations may also be used though not in the above list.


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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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FOR VALUE RECEIVED, _________________________ hereby sells, assign and transfer unto ___________________________________________________________________________


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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint______________________________________________

Attorney to transfer the said shares on the books of the within named

Corporation with full power of substitution in the premises.

Dated_____________________________


                                            X___________________________________


                                            X___________________________________

                                 Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:


By________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.